REVENUE RECOGNITION (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
REVENUE RECOGNITION [Abstract]
REVENUE RECOGNITION
NOTE 4: REVENUE RECOGNITION

Contract Assets and Liabilities. Total contract assets and liabilities are as follows:

(dollars in millions)	September 30, 2020	December 31, 2019
Contract assets, current	$753	$622
Contract assets, non-current (included within Other assets)	75	57
Total contract assets	828	679
Contract liabilities, current	(495)	(443)
Contract liabilities, non-current (included within Other long-term liabilities)	(166)	(168)
Total contract liabilities	(661)	(611)
Net contract assets	$167	$68

Contract assets increased $149 million for the nine months ended September 30, 2020, primarily due to the timing of billings on customer contracts and contract completions. Contract liabilities increased $50 million for the nine months ended September 30, 2020, primarily due to customer billings in excess of revenue earned.

For the three months ended September 30, 2020 and 2019, we recognized revenue of $55 million and $53 million, respectively, and for the nine months ended September 30, 2020 and 2019, we recognized revenue of $288 million and $301 million, respectively, that was related to contract liabilities as of January 1, 2020 and 2019, respectively.
Remaining Performance Obligations ("RPO").  As of September 30, 2020, our total RPO was approximately $5.6 billion compared with $4.7 billion as of December 31, 2019. Of the total RPO as of September 30, 2020, we expect that approximately 73% will be recognized as sales over the next 12 months.

See Note 19 – Segment Financial Data which provides incremental disclosures required by Accounting Standard Codification ("ASC") Topic 606 – Revenue from Contracts with Customers.

NOTE 4: REVENUE RECOGNITION

Under the New Revenue Standard effective for the period ending December 31, 2018, revenue is recognized using an over-time revenue recognition model when contracts meet one or more of the mandatory criteria established in the New Revenue Standard. If none of the criteria are met, revenue is recognized at a point in time. Performance obligations are satisfied at a point in time for HVAC, certain refrigeration systems and certain alarm and fire detection and suppression systems and products. Revenue is recognized at the point when control of the product transfers to the customer, generally upon product shipment. Under the New Revenue Standard, revenue is recognized on an over-time basis using an input method for installation, service and other repair contracts within the Business. For separately priced product maintenance, sales are primarily recognized on a straight-line basis over the contract period. The Business measures progress toward completion for these contracts using costs incurred to date relative to total estimated costs at completion. Incurred costs represent work performed, which corresponds with and best depicts the transfer of control to the customer. The ongoing effect of recognizing revenue on an over-time basis is not expected to be materially different than the previous revenue recognition method.

The New Revenue Standard had an immaterial impact on the 2018 Combined Statement of Operations. The New Revenue Standard also resulted in the establishment of Contract asset and Contract liability balance sheet accounts, and in the reclassification of balances to these new accounts from Accounts receivable, Inventories and contracts in progress, net, and Accrued liabilities.

Contract Assets and Liabilities. Contract assets reflect revenue recognized and performance obligations satisfied in advance of customer billing. Contract liabilities relate to payments received in advance of the Business satisfying its performance obligations under the contract. The Business receives payments from customers based on the terms established in the contracts. Total contract assets and contract liabilities as of December 31, 2019 and 2018 are as follows:

(dollars in millions)	2019	2018
Contract assets, current	$622	$566
Contract assets, noncurrent (included within Other assets)	57	100
Total contract assets	679	666
Contract liabilities, current	(443)	(448)
Contract liabilities, noncurrent (included within Other long-term liabilities)	(168)	(164)
Total contract liabilities	(611)	(612)
Net contract assets	$68	$54

The Business reclassified $666 million to contract assets in connection with the adoption of the New Revenue Standard on January 1, 2018. Contract assets increased by $13 million from January 1, 2019 to December 31, 2019 due primarily to revenue recognition in excess of customer billings. Contract assets increased by $143 million from January 1, 2018 to December 31, 2018 due primarily to revenue recognition in excess of customer billings.

The Business reclassified $612 million to contract liabilities in connection with the adoption of the New Revenue Standard. In 2019, we recognized net sales of $362 million related to contract liabilities as of January 1, 2019. Contract liabilities decreased by $1 million from January 1, 2019 to December 31, 2019 and increased by $4 million from January 1, 2018 through December 31, 2018.

Remaining performance obligations (“RPO”). RPOs are the aggregate amount of total contract transaction price that is unsatisfied or partially unsatisfied. Carrier’s total RPO is approximately $4.7 billion and $5.3 billion as of December 31, 2019 and 2018, respectively. Of the total RPO as of December 31, 2019, the Business expects approximately 64% will be recognized as sales over the following 12 months.